UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund
Ticker Symbol:  WPSGX

SEMI-ANNUAL REPORT
June 30, 2012

May not be distributed unless accompanied with or preceded by a current prospectus.

W.P. Stewart & Co. Growth Fund

a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Fund Profile	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	17

W.P. Stewart & Co. Growth Fund
Semi-Annual Report to Shareholders as of June 30, 2012

Investment Advisor’s Comments

The last few months have been an incredibly perplexing time for investors.  After the strong returns of the first quarter, the 3rd annual “growth scare” came along and clipped returns in the second quarter.  The good news is that year-to-date returns through June are up 8.58% for the Fund.  So the obvious question is what’s next?  Political headlines regarding the Presidential election and the market repercussions will dominate the landscape over the next 100 days.  However, being the fundamental investors that we are, we see a far more important debate: the earnings debate.

I have talked for the past few years about how attractively valued equities are.  I wholeheartedly still believe this is the case.  With the S&P 500 trading at approximately 12 times estimated 2013 earnings1, valuation is not the problem.  Returns over the next couple of years are largely going to be dependent on the direction of earnings.

The consensus estimate for the S&P 500 is for approximately $102 of earnings this year and $115 of earnings in 20132.  I believe the Street number for 2013 may be 5 - 10% too high.  However, I also don’t agree with those that are forecasting an outright decline in earnings next year.  My view is that the S&P 500 posts modest earnings growth in the 4-6% range, similar to 2012 earnings growth.  The reason I’m not bearish is that companies are not seeing the margin pressures that would drive earnings much lower.  Labor costs are muted, commodity costs are coming down and productivity continues to improve.  So I see a continuation of earnings growth, which when paired with a modest valuation, means that the equity space remains an attractive investment opportunity.

But you and we should be asking “Can I do better?”  I believe the answer is yes.  In an environment where earnings growth is so critically important, the ability to navigate this tougher economic environment with a concentrated portfolio of high quality growth shares is Priceless (to steal a phrase from MasterCard - one of the Fund’s holdings).  When we look at our portfolio today, we see a group of companies that participate in businesses with structural growth trends and are executing well on a relative and absolute basis.  And best of all, the current multiple of the portfolio is in the 15 times range based on our 2013 estimates.  This is a modest premium to the S&P multiple of 12 times estimated 2013 earnings.  I remain confident in the prospects the Fund given the combination of earnings growth and attractive valuation.

At this point you might be asking why the short term investment performance has not been better given this differentiated portfolio.  We have seen this pattern before and I liken it to a three act play.  The first act is economic growth slows and investors sell off stocks broadly and indiscriminately.  Often companies with higher multiples and “perceived” risk are the ones that are sold off most aggressively.  We have seen this with a number of Fund holdings in recent months such as Ralph Lauren, Amphenol and Ansys.

The second act of the play is the fundamental operating performance of companies in the market.  Those companies with more cyclical business tend to underperform badly while those companies with quality business models and great management teams tend to execute far better on a fundamental basis.  We are already seeing this start to play out in second quarter earnings reports.  More cyclically oriented companies have already started to take down earnings expectations for the remainder of the year.  And importantly, quality companies are holding up significantly better.  The second quarter earnings performance of Amphenol and Ansys are perfect examples of two companies that are beating earnings estimates on a fundamental basis.

1
The Price-Earnings Ratio (P/E) of a stock, index, or even a portfolio is a measure of the price paid for a share relative to the annual net income or profit earned by the firm per share.  The S&P 500 is trading at a P/E of approximately 12 times estimated 2013 earnings, which is based on the S&P 500 price of $1,362 at June 29, 2012 divided by the consensus estimates of approximately $115 for 2013 earnings.

2
Consensus estimates are a compilation of the majority of published estimates by Wall Street analysts or strategists. It is important to understand they are only estimates and the actual results could be higher or lower.

W.P. Stewart & Co. Growth Fund
Semi-Annual Report to Shareholders as of June 30, 2012

The third act of the play is when the market recognizes the difference between true growth companies and more cyclical growers.  In effect, the market “remembers” why they were attracted to these great companies in the first place and goes back to rewarding the shares with a premium multiple.  Sometimes this is rapid, as it was with Amphenol and Ansys which both rallied more than 10% the day after reporting strong earnings results.  And sometimes it is more gradual, as with Google and Celgene which have seen steady stock price improvements in the weeks after they reported encouraging second quarter earnings.  We are excited for this dynamic to play out and have high confidence that the Fund owns a group of companies that will be on the correct side of the earnings growth debate over the next couple of years.

The best performing stocks in the first half included Apple, Amphenol, Express Scripts, Verisk and MasterCard.  The common theme among these companies is they are all posting strong earnings growth during a period of weakening economic activity.  We continue to own all five companies and believe that they are well positioned to continue their growth.

The stocks that detracted from performance in the first half included Google, P&G, NetApp, Target and Celgene.  P&G and NetApp posted earnings growth below expectations so that was the cause of their underperformance.  Target was a position we sold earlier in the year and the weak performance is mostly a function of not participating in the solid market since January.  Celgene experienced a delay in approval of their Multiple Myeloma drug Revlimid in Europe that hurt the shares.  We believe the setback is temporary and that Celgene is positioned to grow long term.  And Google is somewhat of a surprise as earnings growth has been strong.  Maybe investors were worried about the “Facebook” effect that did not materialize.  We still own all of these companies with the exception of Target.

We look forward to sharing our progress as we navigate this volatile economic environment.  As always, please don’t hesitate to call should you have any questions about your portfolio.  I hope you enjoy the remainder of the summer.

James T. Tierney, Jr.
Portfolio Manager
WPS Advisors, Inc.
New York, NY
July 2012

Note: The views expressed above reflect those of the Investment Advisor only through the end of the period stated above.  The Investment Advisor’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Your fund shares can go down in value, so you may lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of growth stocks may be particularly volatile. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance. Past performance is no guarantee of future results.

The S&P 500® is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE at June 30, 2012

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the S&P 500 Index over a ten year period.  Results include the reinvestment of all dividends and capital gains.  The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the periods ended June 30, 2012)
	One Year	Three Years	Five Years	Ten Years
W.P. Stewart & Co. Growth Fund	8.45%	14.25%	2.24%	4.76%
S&P 500 Index	5.45%	16.40%	0.22%	5.33%

The performance for the period June 30, 2002 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has agreed to waive its fees and/or reimburse expenses to limit the net expense ratio to 1.23% of its total net assets; absent such agreement, the Fund's returns would have been lower.

W.P. Stewart & Co. Growth Fund
Fund Profile
June 30, 2012 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.

The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.

For industry classifications, please see the Schedule of Investments.

Top Ten Stocks as of June 30, 2012
% of Fund's Net Assets

Apple, Inc.	8.2%
ANSYS, Inc.	7.5%
Yum! Brands, Inc.	7.1%
Amphenol. Corp - Class A	7.0%
Praxair, Inc.	6.7%
Mastercard, Inc. - Class A	6.5%
Ralph Lauren Corp.	6.4%
Celgene Corp.	4.9%
Express Scripts, Inc.	4.9%
Accenture PLC - Class A	4.9%

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2012 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS – 96.7%
	AEROSPACE/DEFENSE EQUIPMENT – 3.0%
7,400	United Technologies Corp.	$558,922

	COMMERCIAL SERVICES – 16.3%
15,000	Accenture PLC - Class A	901,350
2,800	Mastercard, Inc. - Class A	1,204,308
18,200	Verisk Analytics, Inc. - Class A*	896,532
		3,002,190

	COMPUTERS/SOFTWARE – 18.8%
21,950	ANSYS, Inc.*	1,385,264
2,600	Apple, Inc.*	1,518,400
17,500	NetApp, Inc.*	556,850
		3,460,514

	CONSUMER PRODUCTS – 4.4%
13,200	Procter & Gamble Co.	808,500

	DRUGS & HEALTHCARE – 9.8%
14,100	Celgene Corp.*	904,656
16,200	Express Scripts, Inc.*	904,446
		1,809,102

	ELECTRONICS – 7.0%
23,550	Amphenol Corp. - Class A	1,293,366

	FINANCE & BANKING – 9.7%
69,000	Charles Schwab Corp.	892,170
6,600	IntercontinentalExchange, Inc.*	897,468
		1,789,638

	INDUSTRIAL GASES – 6.7%
11,400	Praxair, Inc.	1,239,522

	INTERNET – 4.4%
1,400	Google, Inc. - Class A*	812,098

	RESTAURANTS – 7.2%
20,450	Yum! Brands, Inc.	1,317,389

	RETAIL – 9.4%
8,450	Ralph Lauren Corp.	1,183,507

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2012 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS (Continued)
	RETAIL (Continued)
20,000	Urban Outfitters, Inc.*	$551,800
		1,735,307

	TOTAL COMMON STOCKS
	(Cost $13,529,860)	17,826,548

Principal
Amount		Value

	SHORT-TERM INVESTMENTS – 4.3%
$793,772	UMB Money Market Fiduciary, 0.01%1	793,772

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $793,772)	793,772

	TOTAL INVESTMENTS – 101.0%
	(Cost $14,323,632)	18,620,320

	Liabilities in Excess of Other Assets – (1.0)%	(190,848)

	TOTAL NET ASSETS – 100.0%	$18,429,472

PLC – Public Limited Company

* Non-income producing security.
1 The rate quoted is the annualized seven-day yield as of the Fund's period end.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2012 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Computers/Software	18.8%
Commercial Services	16.3%
Drugs & Healthcare	9.8%
Finance & Banking	9.7%
Retail	9.4%
Restaurants	7.2%
Electronics	7.0%
Industrial Gases	6.7%
Internet	4.4%
Consumer Products	4.4%
Aerospace/Defense Equipment	3.0%
Total Common Stocks	96.7%
Short-Term Investments	4.3%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2012 (Unaudited)

Assets:
Investments in securities, at value (cost $14,323,632)	$18,620,320
Receivables:
Investment securities sold	84,739
Fund shares sold	83
Dividends and interest	5,860
Prepaid expenses	7,695
Total assets	18,718,697

Liabilities:
Payables:
Fund shares redeemed	260,108
Advisory fees	4,455
Fund administration fees	1,682
Custody fees	1,143
Fund accounting fees	4,615
Transfer agent fees and expenses	4,038
Trustees' fees and expenses	1,074
Chief Compliance Officer fees	2,982
Accrued other expenses	9,128
Total liabilities	289,225

Net Assets	$18,429,472

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$17,505,009
Undistributed net investment loss	(39,051)
Accumulated net realized loss on investments	(3,333,174)
Net unrealized appreciation on investments	4,296,688
Net Assets	$18,429,472

Shares of beneficial interest issued and outstanding	1,040,124
Offering and redemption price per share	$17.72

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends	$74,850
Interest	27
Total investment income	74,877

Expenses:
Advisory fees	92,601
Fund administration fees	16,914
Transfer agent fees and expenses	13,286
Fund accounting fees	13,165
Registration fees	10,847
Audit fees	7,329
Custody fees	5,607
Chief Compliance Officer fees	4,706
Shareholder reporting fees	4,635
Legal fees	4,229
Trustees' fees and expenses	2,364
Insurance fees	689
Miscellaneous	686
Total expenses	177,058
Less: Advisory fees waived	(63,130)
Net expenses	113,928
Net investment loss	(39,051)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	201,830
Net change in unrealized appreciation/depreciation on investments	1,182,626
Net realized and unrealized gain on investments	1,384,456

Net Increase in Net Assets from Operations	$1,345,405

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase in Net Assets from:
Operations:
Net investment loss	$(39,051)	$(69,128)
Net realized gain on investments	201,830	700,010
Net change in unrealized appreciation/depreciation on investments	1,182,626	(455,006)
Net increase in net assets resulting from operations	1,345,405	175,876

Capital Transactions:
Net proceeds from shares sold	2,241,432	2,188,758
Cost of shares redeemed1	(1,714,522)	(4,208,329)
Net increase (decrease) in net assets from capital transactions	526,910	(2,019,571)

Total increase (decrease) in net assets	1,872,315	(1,843,695)

Net Assets:
Beginning of period	16,557,157	18,400,852
End of period	$18,429,472	$16,557,157

Undistributed net investment loss	$(39,051)	$-

Capital Share Transactions:
Shares sold	123,743	130,430
Increase in shares from stock split	-	960,205
Shares redeemed	(98,228)	(189,693)
Net increase from capital share transactions	25,515	900,942

1	Net of redemption fee proceeds of $9 and $230, respectively.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009 1		Year Ended December 31, 2008 2		Year Ended December 31, 2007 2
Net asset value, beginning of period	$16.32		$16.19	3	$14.41	3	$10.86	3	$16.53	3	$19.04	3
Income from Investment Operations:
Net investment income (loss)4	(0.04)		(0.07)		(0.05)		0.03		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	1.44		0.20		1.87		3.52		(4.87)		0.13
Total from investment operations	1.40		0.13		1.82		3.55		(4.95)		0.05

Less Distributions:
From net investment income	-		-		(0.04)		-		-		-
From net realized gains	-		-		-		-		(0.72)		(2.56)
Total distributions	-		-		(0.04)		-		(0.72)		(2.56)

Remption fee proceeds	-	5	-	5	-	5	-	5	-		-	5

Net asset value, end of period	$17.72		$16.32		$16.19		$14.41		$10.86		$16.53

Total return	8.58%	6	0.82%		12.61%		32.65%		-31.06%		-0.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,429		$16,557		$18,401		$22,132		$28,724		$58,474

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.91%	7	2.01%		1.94%		2.64%		2.19%		2.37%
After fees waived and expenses absorbed	1.23%	7	1.32%		1.49%		1.49%		2.19%		1.97%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.10%	7	-1.10%		-0.82%		-1.00%		-0.48%		-0.75%
After fees waived and expenses absorbed	-0.42%	7	-0.42%		-0.37%		0.15%		-0.48%		-0.35%

Portfolio turnover rate	15%	6	37%		27%		41%		46%		34%

1
After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009.  Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

2	Audited by previous independent registered public accounting firm.

3
The Fund had a 10-1 stock split with ex and payable dates of May 2, 2011.  See Notes to the Financial Statements. The per share table has been adjusted for the earlier periods presented to reflect the stock split.

4	Based on average shares outstanding for the period.

5	This amount represents less than $0.01 per share.

6	Not annualized.

7	Annualized.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (Unaudited)

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2012 (Unaudited)

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken or expected to be taken in all open tax years. This period of time is considered to be the prior three tax years, when applicable, and the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WPS Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.23% of the Fund's average daily net assets through April 30, 2013.

For the six months ended June 30, 2012, the Advisor waived advisory fees of $63,130. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than December 31, of the years stated below:

2014:	$81,374
2015:	63,130
$144,504

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2012 (Unaudited)

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended June 30, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the six months ended June 30, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,416,456

Gross unrealized appreciation	$4,711,037
Gross unrealized depreciation	(507,173)
Net unrealized appreciation on investments	$4,203,864

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2011, the components of accumulated earnings deficit on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-
Accumulated capital and other losses	(3,399,351)
Unrealized appreciation	2,978,410
Total accumulated deficit	$(420,941)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

Distributions paid from:	December 31, 2011	December 31, 2010
Ordinary Income	$-	$41,328
Long-term capital gains	-	-
Total Taxable Distributions	-	41,328

As of December 31, 2011, the Fund had a capital loss carry forward of $3,399,351, which expires on December 31, 2017.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2012 (Unaudited)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Investment Transactions
For the six months ended June 30, 2012, purchases and sales of investments, excluding short-term investments, were $2,939,655 and $2,712,491, respectively.

Note 6 – Stock Split
The Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2012 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$17,826,548	$-	$-	$17,826,548
Short-Term Investments	793,772	-	-	793,772
Total Investments	$18,620,320	$-	$-	$18,620,320

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

2	The Fund did not hold any Level 2 or 3 securities at period end.

There were no transfers between Levels at period end.

Note 9 – Derivatives and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 – Improving Disclosures about Fair Value Measurements
In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

W.P. Stewart & Co. Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/12 to 6/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/12	6/30/12	1/1/12 – 6/30/12
Actual Performance	$1,000.00	$1,085.80	$6.38
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.17

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
WPS Advisors, Inc.
527 Madison Avenue
New York, New York  10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California  90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090 or by calling the Fund at (888) 881-8803.

Householding Mailing
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 881-8803 (or contact your financial institution).  The Fund will begin sending you individual copies thirty days after receiving your request.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: 1-888-881-8803

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 8, 2008.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/31/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/31/12

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/31/12